EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Baker Hughes Incorporated (the “Company”) on Form 10-Q for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael E. Wiley, Chief Executive Officer of the Company, and G. Stephen Finley, the Chief Financial Officer of the Company, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The certification is given to the knowledge of the undersigned.

/s/ Michael E. Wiley

Name:	Michael E. Wiley
Title:	Chief Executive Officer
Date:	August 4, 2004

/s/ G. Stephen Finley

Name:	G. Stephen Finley
Title:	Chief Financial Officer
Date:	August 4, 2004